UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2021

Lamb Weston Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37830	61-1797411
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

599 S. Rivershore Lane
Eagle, Idaho	83616
(Address of principal executive offices)	(Zip Code)

(208) 938-1047
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	LW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 22, 2021, the Board of Directors of Lamb Weston Holdings, Inc. (“we,” “our, “us” or the “Company”) appointed Gregory W. Jones as our Vice President and Controller, effective August 6, 2021. Mr. Jones will succeed Bernadette Madarieta, our current Vice President and Controller, who will assume the position of Senior Vice President and Chief Financial Officer on August 6, 2021. In this capacity, Mr. Jones will serve as the Company’s principal accounting officer.

Mr. Jones, age 51, has served as our Senior Director, Financial Reporting, since January 2018. Mr. Jones joined the Company as our Director, Financial Reporting in November 2016. Prior to that, he served as Director, Paper Finance at Packaging Corporation of America, a containerboard and corrugated packaging manufacturer, from October 2013 to August 2016, and Director, Investor Relations at Boise Inc., a packaging and paper products manufacturer, from 2012 to October 2013. Prior to joining Boise Inc. in March 2008, Mr. Jones was an Audit Senior Manager at Deloitte Touche Tohmatsu Limited, a professional services firm.

Mr. Jones’ compensation will consist of an annual base salary of $275,000, an annual bonus target under the Company’s annual incentive plan of 40% of base salary and an annual target opportunity under the Company’s long-term incentive plan equal to $120,000. Mr. Jones will also receive a grant of restricted stock units with a grant date value equal to $60,000 that will vest on the third anniversary of the grant date, subject to the terms of the Company’s 2016 Stock Plan.

There are no transactions between Mr. Jones and us that would be reportable under Item 404(a) of Regulation S-K. Mr. Jones was not selected pursuant to any arrangement or understanding between him and any other person.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMB WESTON HOLDINGS, INC.

	By:	/s/ Eryk J. Spytek
Name: Eryk J. Spytek
Title: Senior Vice President and General Counsel

Date: July 23, 2021